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                                                                  EXHIBIT 10.5.1


                          AMENDMENT TO CREDIT AGREEMENT

     This AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 12, 2003, is entered into by and among COST PLUS, INC., a California corporation (the "Borrower"), each lender from time to time party to the Credit Agreement referred to below (each, a "Lender," and collectively, the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.

RECITALS

     A. The Borrower, the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of May 30, 2002 (the "Credit Agreement"), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

     B. The Borrower has requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement.

     2. Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, 1.06 and 1.07 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

     3. Amendment of Credit Agreement. Subject to the terms and conditions hereof, effective as of the Effective Date, Section 7.06(c) of the Credit Agreement shall be amended by replacing the phrase "exceed $10,000,000 in any fiscal year of the Borrower" with the following: "exceed (A) $20,000,000 for the 12 month period ending May 30, 2003, and (B) thereafter, $10,000,000 for any 12 month period commencing on May 31 of 2003 and each year thereafter."

     4. Representations and Warranties The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

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          (c)  This Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

          (d)  All representations and warranties of the Borrower contained in
Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date.

          (e) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

     5.   Effective Date.

          (a) This Amendment will become effective when each of the following conditions precedent has been satisfied (the "Effective Date"):

               (i) The Administrative Agent shall have received from the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

               (ii) The Administrative Agent shall have received from the Borrower a certificate signed by the secretary or assistant secretary of the Borrower dated the Effective Date, in form and substance satisfactory to the Administrative Agent, certifying evidence of the authorization of the execution, delivery and performance by the Borrower of this Amendment.

               (iii) The Administrative Agent shall have received from the Borrower a certificate signed by a Responsible Officer of the Borrower dated the Effective Date, in form and substance satisfactory to the Administrative Agent, certifying that all representations and warranties contained herein are true and correct on and as of the Effective Date, as though made on such date.

               (iv) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent shall request.

          (b) For purposes of determining compliance with the conditions specified in this Section 5, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

          (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

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          (d)  The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

     6. Reservation of Rights. The Borrower acknowledges and agrees that neither the execution on delivery by the Administrative Agent and the Lenders of this Amendment, shall be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders to execute similar amendments under the same or similar circumstances in the future.

     7.   Miscellaneous.

          (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (b)  THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.17 AND
10.18 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

          (c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Administrative Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

          (d) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (e) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (f) The Borrower covenants to pay to or reimburse the Administrative Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

          (g) This Amendment shall constitute a "Loan Document" under and as defined in the Credit Agreement.


                            [Signature pages follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       COST PLUS, INC., as the Borrower



                                       By: /s/ John Luttrell
                                           -------------------------------------

                                       Name:  John Luttrell
                                             -----------------------------------

                                       Title: CFO
                                              ----------------------------------


                Signature Page to Amendment to Credit Agreement

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                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent


                                       By: /s/ Dora A. Brown
                                           -------------------------------------

                                       Name:  Dora A. Brown
                                             -----------------------------------

                                       Title: Vice President
                                              ----------------------------------



                                       BANK OF AMERICA, N.A., as L/C Issuer and as a Lender


                                       By: /s/ Ronald J. Drobney
                                           -------------------------------------

                                       Name:  Ronald Drobney
                                             -----------------------------------

                                       Title: Senior Vice President
                                              ----------------------------------


                Signature Page to Amendment to Credit Agreement

                                      S-2

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                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       Lender


                                       By: /s/ Ginger Trimble
                                           -------------------------------------

                                       Name:  Ginger Trimble
                                             -----------------------------------

                                       Title: Vice President
                                              ----------------------------------


                Signature Page to Amendment to Credit Agreement

                                      S-3

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                                        WELLS FARGO HSBC TRADE BANK, N.A., as a
                                        Lender


                                        By: /s/ Juan Sanchez
                                            ------------------------------------

                                        Name: Juan J. Sanchez
                                              ----------------------------------

                                        Title: Vice President
                                               ---------------------------------

                Signature Page to Amendment to Credit Agreement

                                      S-4